ROOSEVELT MULTI-CAP FUND

Supplement to the Prospectus dated March 29, 2012

Supplement dated October 15, 2012

New Investor Class Designation

Effective October 15, 2012, existing shares of the Roosevelt Multi-Cap Fund (the “Fund”) have been designated “Investor Class” shares, and a new class of shares, the “Institutional Class,” is being offered through a separate prospectus.

Reduction in Fees

Effective October 15, 2012, the Fund’s adviser, The Roosevelt Investment Group, Inc., has contractually agreed to lower its fee from 1.00% to 0.90%. The adviser receives a universal fee for providing investment advice and paying operating expenses of the Fund. The “Summary Section — Fees and Expenses of the Fund” subsection of the Fund’s prospectus is replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.90%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.01%
Acquired Fund Fees and Expenses	0.18%

Total Annual Fund Operating Expenses	1.34%

[1]	Restated to reflect the new, lower fee. Effective October 15, 2012, the Fund’s adviser has contractually agreed to reduce its fee from 1.00% to 0.90%.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$136	$425	$734	$1,613

This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated March 29, 2012 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling Shareholder Services at (877) 322-0576.